THIS AGREEMENT is made effective as of the 28th day of September, 2001.

BETWEEN:

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC., a company incorporated under the laws of the State of Nevada, of Suite 200/201 - 4199 Lougheed Highway, Burnaby, British Columbia, Canada

(the "Company")

OF THE FIRST PART

AND:

416398 B.C. LIMITED, doing business as Micro Cap et al., a company incorporated under the laws of the Province of British Columbia of 1124 - 470 Granville Street, Vancouver, British Columbia, Canada

(the "Contractor")

OF THE SECOND PART

WHEREAS:

The Company desires to retain the Contractor to provide the Company with the services detailed in Schedule "A" hereto (the "Services"), and the Contractor has agreed to provide the Services to the Company on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each, the parties hereto agree as follows:

ARTICLE 1
APPOINTMENT AND AUTHORITY OF CONTRACTOR

1.1 Appointment of Contractor

The Company hereby appoints the Contractor to perform the Services for the benefit of the Company as hereinafter set forth, and the Company hereby authorizes the Contractor to exercise such powers as provided under this Agreement. The Contractor accepts such appointment on the terms and conditions herein set forth.

1.2 Authority of Contractor

The Contractor shall have no right or authority, express or implied, to commit or otherwise obligate the Company in any manner whatsoever except to the extent specifically provided herein or specifically authorized in writing by the Company.

1.3 Independent Contractor

In performing the Services, the Contractor shall be an independent contractor and not an agent of the Company, except that the Contractor shall be the agent of the Company solely in circumstances where the Contractor must be the agent to carry out its obligations as set forth in this Agreement.

ARTICLE 2
CONTRACTOR'S AGREEMENTS

2.1 Expense Statements

The Company agrees to reimburse to the Contractor such expenses as may from time to time be reasonably incurred by the Contractor in providing the Services hereunder, provided that the incurring of such expenses by the Contractor has been specifically approved in writing in advance by the Company. The Contractor will forward to the Company an itemized statement and accounting specifying any such additional expenses actually incurred by the Contractor, together with receipts or invoices or such other supporting documents as the Company may reasonably require, and the Company agrees to reimburse the Contractor for same on a timely basis.

2.2 Compliance with Applicable Securities Laws

The Contractor agrees to comply with all applicable securities legislation in relation to providing the Services, including but not limited to:

(i) the Securities Act (British Columbia), as amended (the "B.C. Act"); and

(ii) United States securities laws, and in particular Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act")

ARTICLE 3
COMPANY'S AGREEMENTS

3.1 Compensation of Contractor

As compensation for the Services rendered by the Contractor pursuant to this Agreement, the Company agrees to pay to the Contractor a consulting fee of Eight Thousand Dollars ($8,000) per month during the term hereof. The first month's consulting fee shall become due and payable upon the execution and delivery of this Agreement by the parties; the consulting fee for subsequent months shall be paid on or before the 15th day of each such month.

3.2 Finder's Fee

During the term of this Agreement, the Company hereby agrees to pay to the Contractor upon the closing of any private placement financing undertaken by the Company, whether by way of debt or equity (each, a "Private Placement"), a cash finder's fee (the "Finder's Fee") in respect of any subscribers (the "Qualifying Subscribers") under the Private Placement who are introduced to the Company by the Contractor. The Finder's Fee shall be equal to ten percent (10%) of the aggregate subscription price for the Company's securities purchased by the Qualifying Subscribers.

ARTICLE 4
REPRESENTATION AND WARRANTIES

4.1 Representations and Warranties of the Company

The Company hereby represents and warrants to the Contractor that:

(a) the Company is a duly incorporated company pursuant to the laws of the State of Nevada and is in good standing in the office of the Nevada Secretary of State with respect to the filing of annual returns;

(b) the common shares in the capital of the Company are quoted on the National Association of Securities Dealers Over the Counter Bulletin Board;

(c) to the best of the Company's knowledge, information and belief, the Company has complied with the continuous disclosure requirements as set out in the Exchange Act; and

(d) the execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of the Company.

4.2 Representations and Warranties of the Contractor

The Contractor hereby represents and warrants to the Company that:

(a) the Contractor is duly incorporated pursuant to the Company Act (British Columbia), and is in good standing thereunder;

(b) the execution and delivery of this Agreement has been duly authorized by all required corporate action on behalf of the Contractor;

(c) the Contractor is not a registered broker-dealer pursuant to the Exchange Act, and is not a registered in any capacity under the B.C. Act; and

(d) the Contractor's directors, officers, employees, representatives and agents providing the Services pursuant to this Agreement are familiar with and responsible for compliance with all applicable securities legislation in relation to the providing the Services, including but not limited to:

(i) the B.C. Act; and

(ii) United States securities laws, and in particular Regulation FD of the Exchange Act.

ARTICLE 5
DURATION, TERMINATION AND DEFAULT

5.1 Effective Date

This Agreement shall become effective as of the first (1st) day of October, 2001 (the "Effective Date"), and, subject to the termination and renewal provisions contained herein, shall continue for a period of six (6) months from the Effective Date.

5.2 Renewal

This Agreement may be renewed upon the expiration of five (5) months from the Effective Date, upon terms to be determined by the Company and the Contractor.

5.3 Termination

Notwithstanding any other term in this Agreement, this Agreement may be terminated by either party at any time after November 30, 2001 by giving the other 30 days written notice of such termination provided that the Company may immediately terminate this Agreement if the Contractor breaches any term of this Agreement or does not act in the best interests of the Company.

5.4 Duties Upon Termination

Upon termination of this Agreement for any reason, the Contractor shall upon receipt of all sums due and owing, promptly deliver the following in accordance with the directions of the Company:

(a) a final accounting, reflecting the balance of expenses incurred on behalf of the Company as of the date of termination; and

(b) all documents pertaining to the Company or this Agreement, including but not limited to, all books of account, correspondence and contracts, provided that the Contractor shall be entitled thereafter to inspect, examine and copy all of the documents which it delivers in accordance with this provision at all reasonable times upon three (3) business days' notice to the Company.

5.5 Compensation of Contractor on Termination

Upon termination of this Agreement, the Contractor shall be entitled to receive as its full and sole compensation in discharge of obligations of the Company to the Contractor under this Agreement all sums due and payable under this Agreement to the date of termination and the Contractor shall have no right to receive any further payments; provided, however, that the Company shall have the right to offset against any payment owing to the Contractor under this Agreement any damages, liabilities, costs or expenses suffered by the Company by reason of the fraud, negligence or wilful act of the Contractor, to the extent such right has not been waived by the Company.

ARTICLE 6
CONFIDENTIALITY

6.1 Ownership of Work Product

All reports, documents, concepts, products and processes together with any marketing schemes, business or sales contracts, or any business opportunities prepared, produced, developed, or acquired, by or at the direction of the Contractor, directly or indirectly, in connection with or otherwise developed or first reduced to practice by the Contractor performing the Services (collectively, the "Work Product") shall belong exclusively to the Company which shall be entitled to all right, interest, profits or benefits in respect thereof. No copies, summaries or other reproductions of any Work Product shall be made by the Contractor or any of its agents without the express permission of the Company, provided that the Contractor is hereby given permission to maintain such copies of the Work Product as are reasonably necessary to facilitate the provision of the Services during the term of this Agreement.

6.2 Confidentiality

The Contractor shall not, except as authorized or required by its duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, which may come to its knowledge during the term of this Agreement and shall keep in complete secrecy all confidential information entrusted to him and shall not use or attempt to use any such information in any manner which may injure or cause loss, either directly or indirectly, to the Company's business or may be likely so to do. This restriction shall continue to apply after the termination of this Agreement without limit in point of time but shall cease to apply to information or knowledge which may come into the public domain.

The Contractor shall comply, and shall cause its agents to comply, with such directions as the Company shall make to ensure the safeguarding or confidentiality of all such information. The Company may require that any agent of the Contractor execute an agreement with the Company regarding the confidentiality of all such information.

6.3 Devotion to Contract

During the term of this Agreement, the Contractor shall devote sufficient time, attention, and ability to the business of the Company, and to any associated company, as is reasonably necessary for the proper performance of the Services pursuant to this Agreement. Nothing contained herein shall be deemed to require the Contractor to devote its exclusive time, attention and ability to the business of the Company. During the term of this Agreement, the Contractor shall, and shall cause each of its agents assigned to performance of the Services on behalf of the Contractor, to:

(a) at all times perform the Services faithfully, diligently, to the best of its abilities and in the best interests of the Company;

(b) devote such of its time, labour and attention to the business of the Company as is necessary for the proper performance of the Services hereunder; and

(c) refrain from acting in any manner contrary to the best interests of the Company or contrary to the duties of the Contractor as contemplated herein.

6.4 Other Activities

The Contractor shall not be precluded from acting in a function similar to that contemplated under this Agreement for any other person, firm or company.

ARTICLE 7
MISCELLANEOUS

7.1 Currency

Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of Canada.

7.2 Waiver; Consents

No consent, approval or waiver, express or implied, by either party hereto, to or of any breach of default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a general waiver by such party of its rights under this Agreement, and the granting of any consent or approval in any one instance by or on behalf of the Company shall not be construed to waiver or limit the need for such consent in any other or subsequent instance.

7.3 Governing Law

This Agreement and all matters arising thereunder shall be governed by the laws of the Province of British Columbia.

7.4 Successors, etc.

This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective heirs, successors and permitted assigns.

7.5 Assignment

This Agreement may not be assigned by any party except with the written consent of the other party hereto.

7.6 Entire Agreement and Modification

This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof. To be effective any modification of this Agreement must be in writing and signed by the party to be charged thereby.

7.7 Headings

The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

7.8 Notices

Any notice, authorization, request or demand required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given two days after it is sent by an overnight delivery service or sent by facsimile with machine confirmation of delivery addressed as follows:

TO THE COMPANY:

Merlin Software Technologies International, Inc.
Suite 200 & 201, 4199 Lougheed Highway
Burnaby, BC V5C 3Y6

Attn: Robert Heller

FAX: (604) 320-7257

TO THE CONTRACTOR:

Micro Cap et al.
1124 - 470 Granville Street
Vancouver, BC __________

Attn: ______________

FAX: (604) _____________

Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section. Any notice by facsimile sent after the recipient's normal business hours shall be deemed received at the opening of business on the next business day.

7.9 Time of the Essence

Time is of the essence of this Agreement.

7.10 Further Assurances

The parties hereto agree from time to time after the execution hereof to make, do, execute or cause or permit to be made, done or executed all such further and other lawful acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

7.11 Counterparts

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

7.12 Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL INC.

Per: /s/ signed
Authorized Signatory

416398 B.C. LIMITED

Per: /s/ signed
Authorized Signatory

SCHEDULE "A"

The Contractor shall provide investor relations and marketing services (collectively the "Services") to the Company including, but not limited, to the following:

(a) subject to applicable securities legislation, contacting persons who are authorized to trade in equity securities pursuant to the applicable securities legislation of the jurisdiction where such persons reside and informing them of the particulars of the development of the Company's projects and business, and the potential of the Company's shares as an investment;

(b) assisting the Company's Board of Directors in coordinating any advertising and other public relations programs being implemented by the Company;

(c) acting in a liaison capacity between the directors and senior officers of the Company, the persons referred to in paragraph (a) above and the shareholders of the Company;

(d) subject to applicable securities legislation, circulating to the persons referred to in paragraph (a) above such of the quarterly reports and other material financial or information documentation as may be reasonably requested by such persons; and

(e) such other services as may be agreed upon by the Company's Board of Directors and the Contractor, including assistance in arranging desired equity financing from time to time.